Allstate Life Insurance Company
                 Allstate Financial Advisors Separate Account I

                                   Supplement
                          dated October 28, 2003 to the
                  Morgan Stanley Variable Annuity II Prospectus
                                dated May 1, 2003

Effective November 17, 2003

This supplement updates certain information contained in the prospectus and supersedes any inconsistent information. Please read this supplement carefully and retain it for future reference together with your prospectus.

Effective November 17, 2003, we will limit new premium allocations and transfers into the following Sub-Accounts to a maximum of $50,000 per day for each of the following Sub-Accounts:

Morgan Stanley Variable Investment Series Funds (Class X)
         High Yield
         Global Dividend Growth
         Global Advantage

The Universal Institution Funds, Inc. (Class I)
         Emerging Markets Equity
         International Magnum
         U.S. Mid Cap Value (name changed from U.S. Mid Cap Core on 9/30/03) Mid Cap Growth

However, if, as of November 17, 2003, you are enrolled in one of our special services automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to listed Sub-Accounts without regard to the $50,000 limitation. If we receive a transfer request that exceeds the limitation, we will be unable to process the request and will promptly contact you and request that you submit a transfer request that complies with the Sub-Account limitation. If you currently have funds allocated to the listed Sub-Accounts, you may continue those investments, but you may not make additional premium payments or transfers into any those Sub-Accounts in excess of $50,000 per day. Shares may be redeemed at any time.